UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip code)

(214) 854-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed November 23, 2009, Blockbuster Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) on November 17, 2009 that the Company was not in compliance with the NYSE’s continued listing standard that requires the average closing price of the Company’s common stock to be no less than $1.00 per share over a consecutive 30 trading-day period. Further, as previously disclosed in a Current Report on Form 8-K filed March 30, 2010, the Company was notified by the NYSE on March 24, 2010 that the Company was not in compliance with the NYSE’s continued listing standard that requires the Company’s average global market capitalization to be no less than $75 million over a consecutive 30 trading-day period. In an effort to cure these deficiencies, the Company’s Board of Directors authorized a conversion of the Company’s Class B common stock into Class A common stock as well as a reverse stock split. The conversion and reverse stock split each did not, however, receive the requisite stockholder approval at the Company’s 2010 annual meeting of stockholders. As a result, on July 1, 2010, the NYSE notified the Company that it determined that trading on the NYSE of the Company’s Class A common stock and Class B common stock should be suspended prior to the opening on July 7, 2010 and that it intends to begin the process to delist the Company’s Class A common stock and Class B common stock. Effective July 7, 2010, the Company’s Class A common stock and Class B common stock will trade on the Pink OTCQB market under the symbols BLOKA.PK and BLOKB.PK, respectively.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2010, the Company issued a press release regarding revised preliminary voting results from the Company’s 2010 annual meeting of stockholders and the expected delisting from the NYSE. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under this Item 7.01 (Regulation FD Disclosure), including the press release furnished as an exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.
Date: July 8, 2010
	By:	/S/ THOMAS M. CASEY
Thomas M. Casey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 1, 2010